UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934

November 27, 2006
Date of Report (Date of Earliest Event Reported)


 ABFC 2006-OPT1 Trust
(Exact name of issuing entity as specified in its charter)


 Bank of America, National Association
(Exact name of Sponsor as specified in its charter)


 Asset Backed Funding Corporation
(Exact name of Depositor as specified in its charter)


New York                 333-130524-02                  54-2197459
 (State or other          (Commission                   54-2197510
 jurisdiction              File Number)                 54-2197511
 of incorporation)                                      54-2197512
                                                        54-2197513
                                                        54-6717282
                                                        (IRS Employer
                                                        Identification No.)


c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



Section 6 - Asset-Backed Securities

Item 6.04 - Failure to Make a Required Distribution.


On November 28, 2006 Wells Fargo, as Paying Agent, identified that the November 2006 distribution was not paid on the contractual distribution date of November 27, 2006 due to an operational error. The distribution to the security holders was made on November 28, 2006.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


 ABFC 2006-OPT1 Trust
(Registrant)

By:  Asset Backed Funding Corporation as Depositor
By: /s/ Daniel B. Goodwin
By: Daniel B. Goodwin, President
Date: November 29, 2006